SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2000


                                 ONVANTAGE, INC.
               (Exact name of registrant as specified in charter)




     Nevada                001-14815                      98-019675
----------------    ------------------------   ---------------------------------
(State or other     (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
incorporation)


                      333 W. Santa Clara Street, Suite 1000
                           San Jose, California 95113
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 795-1227

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

     On July 17, 2000, and as described in the 8-K filed on August 1, 2000, Zstar Enterprises, Inc. (the "Registrant") completed the acquisition of Onvantage Inc. ("Onvantage") and subsequently changed its name to Onvantage. The acquisition of Onvantage by the Registrant is a "reverse acquisition" as described in Staff Accounting Bulleting No. 97. The former Onvantage shareholders received 63% of the outstanding shares of the Registrant in the Acquisition and, as a result, have obtained control of the continuing entity. The audited financial statements presented in this Item 7, are those of Onvantage for the period from inception (February 25, 1999) to December 31, 1999. The financial statements required by Rule 3-05 of Regulation S-B are included in Exhibit 99.1

     (b)    Pro Forma Financial Information.

     The acquisition of Onvantage by the Registrant will be treated as a recapitalization whereby the historical financial statements of the Registrant will be those of Onvantage, the "accounting acquirer." The Registrant had no material assets or results of operations at the time of the Acquisition. The only pro forma adjustments required to show how the historical financial statements would be affected had the transaction been consummated at an earlier time would be to increase the number of shares of Common Stock outstanding for all periods to reflect the recapitalization. Had the transaction been consummated at the inception of Onvantage (February 25, 1999), an additional 650,000 shares of Common Stock would have been outstanding for all periods presented.

     The inclusion of these additional shares would result in the following basic and diluted loss per share amounts:

                                                For the period         For the period                              Cumulative
                                                from inception         from inception                            from inception
                                              (February 25, 1999)    (February 25, 1999)   Six months ended     (February 25, 1999)
                                             to December 31, 1999     to June 30, 1999       June 30, 2000       to June 30, 2000

    Historical
        Weighted average shares                    8,280,556              1,400             12,339,329             7,982,335
        Basic and diluted loss per share              $(0.23)          $(118.71)                $(0.11)              $(0.42)

    Pro Forma
        Weighted average shares                    8,930,556            651,400             12,989,329             8,632,335
        Basic and diluted loss per share              $(0.21)            $(0.26)                $(0.11)              $(0.38)


     (c)   Exhibits

           16.1 Letter regarding Change in Certifying Accountant is attached as Exhibit 16.1.

           99.1 Audited financial statements referred to in Item 7(a) are attached as Exhibit 99.1.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ONVANTAGE, INC.


DATED:  October 2, 2000                  /S/ Mark Lemma

                                         By: Mark Lemma
                                             Chief Financial Officer